Exhibit 99.1

Ritchie Bros. Declares Special Cash Dividend

Payment of Dividend Contingent upon Closing of IAA Transaction

VANCOUVER, BC, March 7, 2023 – Ritchie Bros. Auctioneers Incorporated (NYSE: RBA) (TSX: RBA) (“Ritchie Bros.”) today announced that its Board of Directors declared a special cash dividend (the "special dividend") on Ritchie Bros.’ outstanding common shares of US$1.08 per share, payable to shareholders of record at the close of business on March 17, 2023. Payment of the special dividend is contingent upon the closing of Ritchie Bros.’ previously announced merger transaction with IAA, Inc. (the “Merger”) which is expected to be consummated on or about March 20, 2023, subject to receipt of required shareholder approvals of the Merger and satisfaction of other customary closing conditions. Ritchie Bros. will not pay the special dividend if the Merger is not completed for any reason. Assuming the Merger is consummated on March 20, 2023, payment of the dividend will be made to eligible Ritchie Bros. shareholders on March 28, 2023. IAA stockholders will not be entitled to receive the special dividend with respect to any Ritchie Bros. common shares received as consideration in the Merger. The special dividend, if paid, will be considered an eligible dividend for Canadian income tax purposes.

Important Information About the Special Dividend

Due to the contingent nature of the special dividend, as required by the rules of the New York Stock Exchange and the Toronto Stock Exchange, Ritchie Bros. common shares will trade with “due bills”, representing an assignment of the right to receive the special dividend, beginning March 16, 2023, one business day prior to the special dividend record date, through the closing date of the Merger (such period of time the “Due-bill Period”). AS A RESULT, HOLDERS OF RITCHIE BROS. COMMON SHARES ON THE SPECIAL DIVIDEND RECORD DATE MUST HOLD RITCHIE BROS. COMMON SHARES THROUGH THE CLOSING DATE OF THE MERGER IN ORDER TO BE ENTITLED TO RECEIVE THE SPECIAL DIVIDEND. RITCHIE BROS. COMMON SHAREHOLDERS WHO SELL THEIR SHARES ON OR BEFORE THE CLOSING DATE OF THE MERGER WILL NOT BE ENTITLED TO RECEIVE THE SPECIAL DIVIDEND. PURCHASERS OF RITCHIE BROS. COMMON SHARES DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WHO HOLD SUCH SHARES ON THE CLOSING DATE OF THE MERGER WILL BE ENTITLED TO RECEIVE THE SPECIAL DIVIDEND. SHAREHOLDERS THAT SELL RITCHIE BROS. COMMON SHARES DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WILL NOT BE ENTITLED TO RECEIVE THE SPECIAL DIVIDEND.

Due bills obligate a seller of shares to deliver the dividend to the buyer. The due-bill obligations are settled customarily between the brokers representing buyers and sellers of the shares. Ritchie Bros. has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of Ritchie Bros. common shares during the Due-bill Period should consult with their broker before trading in Ritchie Bros. common shares to be sure they understand the effect of the due-bill procedures.

About Ritchie Bros.

Established in 1958, Ritchie Bros. is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the company's selling channels include: Ritchie Bros. Auctioneers, the world's largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance® equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Ritchie Bros. Energy. The Company's suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers' management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services. For more information about Ritchie Bros., visit RitchieBros.com.

Forward-Looking Statements

This communication contains information relating to a proposed business combination transaction between Ritchie Bros. (“RBA”) and IAA, Inc. (“IAA”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed Merger, the anticipated impact of the proposed Merger on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, EBITDA, growth, operational enhancement, expansion and other value creation opportunities from the proposed Merger, the expected debt, de-leveraging, cash flow generation and capital allocation of the combined company, the anticipated closing date for the proposed Merger, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed Merger will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “can,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new common shares of RBA in the Merger or that stockholders of IAA may not approve the adoption of the merger agreement; the risk that a condition to closing of the proposed Merger may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed Merger might be delayed or not occur at all; the anticipated tax treatment of the proposed Merger; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Merger; the diversion of management time on transaction-related issues; the response of competitors to the proposed Merger; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed Merger; the effect of the announcement, pendency or consummation of the proposed Merger on the trading price of RBA’s common shares or IAA’s common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed Merger; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed Merger; restrictions during the pendency of the proposed Merger that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, EBITDA, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to generate cash flow and/or finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial forecasts and/or KPI targets; any legal impediment to the payment of the special dividend by RBA; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed Merger, are included in the Registration Statement (as defined below) and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed Merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed Merger, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed Merger on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian securities regulatory authorities on February 1, 2023 and February 9, 2023, respectively (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed Merger. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC and applicable Canadian securities regulatory authorities IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE MERGER.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA, certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith and potentially other employees of Starboard Value LP and certain of its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed Merger under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed Merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Contacts

Investors

Sameer Rathod Vice President, Investor Relations & Market Intelligence

(510) 381-7584

srathod@ritchiebros.com

Media

Barrett Golden / Lucas Pers / Haley Salas

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449